EXHIBIT 10.6

                        FIRST AMENDMENT TO LOAN AGREEMENT
                             AND SECURITY AGREEMENT

         THIS AMENDMENT to Loan Agreement and Security Agreement (this "Amendment") is executed as of the 29th of March, 1999, by and between ELCOTEL, INC., ELCOTEL DIRECT, INC., and TECHNOLOGY SERVICE GROUP, INC. (successor by merger with ELCOTEL HOSPITALITY SERVICES, INC.), all Delaware corporations (collectively "Borrower"),and NATIONSBANK, N.A., a National Banking Association ("Lender" or "Bank").

                                   WITNESSETH:

         WHEREAS, Borrower and Lender entered into that certain Restated Loan Agreement dated as of November 25, 1997 (the "Loan Agreement") and that certain Restated Security Agreement dated November 25, 1997 (the "Security Agreement"; the Loan Agreement and the Security Agreement are together referred to herein as the "Agreements") in connection with a $15,000,000.00 loan; and

         NOW  THEREFORE,   in  consideration  of  this  Amendment  to  the  Loan
Agreements, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties mutually agree as follows:

         1. This Amendment is a modification only and not a novation. All terms, covenants and conditions of said Agreements remain unchanged except as specified below. This Amendment shall not waive any right or remedy afforded Lender under said Agreements.

         2.  The  term  "note"  or  "promissory  note",  as  referred  to in the
Agreements, includes that certain First Replacement Note in the amount of $10,000,000.00, that certain Second Replacement Note in the amount of $4,000,000.00, and that certain Promissory Note in the principal amount of $1,500,000.00, each of even date herewith, all executed by Borrower and delivered to Lender. The term "Line of Credit Note" shall refer to the First Replacement Note. The term "Loan ", as used in this Amendment and in the Agreements shall include the indebtedness evidenced by the aforesaid First Replacement Note, Second Replacement Note, and Promissory Note.

         3. Borrower hereby warrants and covenants that it is in compliance with all terms, covenants and conditions of the Note, Agreements as modified hereby, and all other loan documents executed in connection therewith (the "Loan Documents"). Borrower hereby ratifies and confirms all warranties and covenants contained in the Note, Agreements and other Loan Documents as of the date of this Amendment.

         4. Disbursements under the $1,500,000.00 Promissory Note described in paragraph 2 above shall be made by Lender to finance the purchase of new equipment, approved by Lender in writing and used in connection with, and to be located on, the real property described in the Agreements. Such disbursements shall be limited to 75% of the purchase price of such equipment, excluding taxes and fees, and shall be conditioned upon the delivery by Borrower to Lender of:
(a) a copy of the purchase order invoice(s) for the acquisition of the equipment for which disbursement is being sought and (b) evidence satisfactory to Lender that (1) such


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equipment is encumbered by a first perfected  security  interest for the benefit of Lender, as evidenced by security agreements and UCC-1 Financing Statements filed at Borrower's expense in the applicable office(s), and (2) all reasonable requirements of Lender for similar transactions have been satisfied.

         5. Subparagraph 1.F. of the Loan Agreement is deleted in its entirety and replaced with the following:

         "F. Debt Service Coverage Ratio. Debt Service Coverage Ratio means Borrower's Net income ("NI") + Depreciation ("D") + Amortization ("AMORT") less Dividends ("DIV"), all divided by Current Maturities of Long Term Debt ("CMLTD") plus Current Maturities of Capital Leases ("CMCL") plus Interest Expense ("IE") (i.e. NI + D + AMORT - DIV
      --------------------
       CMLTD + CMCL + IE)

         6. Paragraph 4.A.iv is hereby deleted.

         7. Paragraph 5A is hereby amended to increase the limitation from $500,000.00 to $1,500,000.00.

         8. For purposes of interpreting subparagraph 2G of the Loan Agreement, the figure "$15,00,000.00" shall be changed to "$10,000,000.00".

         9. Subparagraph 2D of the Loan Agreement is deleted in its entirety, effective as of the date of this Amendment, and replaced by the following provision:

         "D. Borrowing Base. Borrowings under the Line of Credit Note will be based on a Borrowing Base formula and at no time will the outstanding principal balance of the Loan exceed the lesser of (1) $10,000,000.00 or (2) the sum of 80% of Eligible Domestic Accounts Receivable plus 40% of Eligible Inventory (which inventory portion of the Loan will be capped at $4,000,000.00) minus the aggregate face amount of all outstanding Letters of Credit as hereinafter defined. Borrower, at its expense shall deliver or cause to be delivered to Bank within 30 days of written request by Bank throughout the term of the Loan, an Eligible Inventory Report, in form satisfactory to Bank from Borrower or at Bank's option, some other inspector chosen by Bank listing all of Borrower's Eligible Inventory on hand. On the day of a draw request, the Borrower shall submit to Bank a certification, in form satisfactory to Bank, that Borrower is not in default under the Loan Agreement, the Line of Credit Note, or other Loan Documents. Borrower on a consolidated basis, will provide Borrowing Base Certificates and accounts receivables aging lists monthly, or at any such time as required by Bank, which Borrowing Base Certificate shall calculate the availability under the full commitment of the Line, in form attached hereto as Exhibit "A", or such other form as Bank determines to be acceptable in its sole discretion. Included in the calculation shall be any Letters of Credit which are being secured by the Loan. The monthly Borrowing Base Certificate and accounts receivable aging list shall be provided within 20 days of month end. If at any time the outstanding balance of the Note exceeds the Borrowing Base, the Borrower shall have 30 days to cure such default."


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

         10. AS A MATERIAL INDUCEMENT FOR BANK TO EXECUTE THIS AMENDMENT, BORROWER DOES HEREBY RELEASE, WAIVE, DISCHARGE, COVENANT NOT TO SUE, ACQUIT, SATISFY AND FOREVER DISCHARGE BANK, ITS OFFICERS, DIRECTORS, EMPLOYEES, AND AGENTS AND ITS AFFILIATES AND ASSIGNS FROM ANY AND ALL LIABILITY, CLAIMS, COUNTERCLAIMS, DEFENSES, ACTIONS, CAUSES OF ACTION, SUITS, CONTROVERSIES, AGREEMENTS, PROMISES AND DEMANDS WHATSOEVER IN LAW OR IN EQUITY WHICH BORROWER EVER HAD, NOW HAVE, OR WHICH ANY PERSONAL REPRESENTATIVE, SUCCESSOR, HEIR OR ASSIGN OF BORROWER HEREAFTER CAN, SHALL OR MAY HAVE AGAINST BANK, ITS OFFICERS, DIRECTORS, EMPLOYEES, AND AGENTS, AND ITS AFFILIATES AND ASSIGNS, FOR, UPON OR BY REASON OF ANY MATTER, CAUSE OR THING WHATSOEVER THROUGH THE DATE THEREOF. BORROWER FURTHER EXPRESSLY AGREES THAT THE FOREGOING RELEASE AND WAIVER AGREEMENT IS INTENDED TO BE AS BROAD AND INCLUSIVE AS PERMITTED BY THE LAWS OF THE STATE OF FLORIDA. IN ADDITION TO, AND WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, AND IN CONSIDERATION OF BANK'S EXECUTION OF THIS AMENDMENT, BORROWER COVENANTS WITH AND WARRANT UNTO BANK, AND ITS AFFILIATES AND ASSIGNS, THAT THERE EXIST NO CLAIMS, COUNTERCLAIMS, DEFENSES, OBJECTIONS, OFFSETS OR CLAIMS OF OFFSETS AGAINST BANK OR THE OBLIGATION OF BORROWER TO PAY THE LOAN TO BANK WHEN AND AS THE SAME BECOMES DUE AND PAYABLE.

         11. Notwithstanding any provision to the contrary contained in the Agreements, the parties agree to add the following thereto:

          "ARBITRATION. ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THE AGREEMENTS OR THIS AMENDMENT OR ANY RELATED AGREEMENTS OR INSTRUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW). THE RULES OF PRACTICE AND PROCEDURE FOR THE ARBITRATION OF COMMERCIAL DISPUTES OF JUDICIAL ARBITRATION AND MEDIATION SERVICES, INC. (J.A.M.S.), AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THIS AMENDMENT MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THE AGREEMENTS OR THIS AMENDMENT APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

         A. SPECIAL RULES. THE ARBITRATION SHALL BE CONDUCTED IN BRADENTON, FLORIDA, AND ADMINISTERED BY ENDISPUTE, INC., D/B/A J.A.M.S./ENDISPUTE WHO WILL APPOINT AN ARBITRATOR; IF J.A.M.S./ENDISPUTE IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN 90 DAYS OF THE DEMAND FOR ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR UP TO AN ADDITIONAL 60 DAYS.


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

         B. RESERVATION OF RIGHTS.  NOTHING IN THIS AMENDMENT SHALL BE DEEMED TO
(I) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THE AGREEMENTS OR THIS AMENDMENT; OR (II) BE A WAIVER BY THE LENDER OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. SEC. 91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (III) LIMIT THE RIGHT OF THE LENDER HERETO (A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED TO) SETOFF, OR (B) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR
(C) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. THE LENDER MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSE UPON SUCH
PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS AMENDMENT. NEITHER THIS EXERCISE OF SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN ANY SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES."

         12. Year 2000 Compliance. Borrower has (i) initiated a review and assessment of all areas within its and each of its subsidiaries' business and operations (including those affected by supplier and vendors) that could be adversely affected by the "Year 2000 Problem" (that is, the risk that computer applications used by Borrower or any of its subsidiaries (or its suppliers and vendors) may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31,
1999), (ii) developed a plan and timeline for addressing the Year 2000 Problem on a timely basis, and (iii) to date, implemented that plan in accordance with that timetable. Borrower reasonably believes that all computer applications (including those of its suppliers and vendors) that are material to its or any of its subsidiaries' business and operations will on a timely basis be able to perform properly date-sensitive functions for all dates before and after January 1, 2000 (that is, be "Year 2000 compliant"), except to the extent that a failure to do so could not reasonably be expected to have a material adverse effect on Borrower or its subsidiaries. Borrower will promptly notify Lender in the event Borrower discovers or determines that any computer application (including those of its supplier and vendors) that is material to its or any of its subsidiaries' business and operations will not be Year 2000 compliant on a timely basis, except to the extent that such failure could not reasonably be expected to have a material adverse effect on Borrower or its subsidiaries.

         13. Nothing herein invalidates or shall impair or release any covenant, condition, agreement, or stipulation in the Note, Loan Agreements and any other Loan Documents, and the same, except as herein modified, shall continue in full force and effect and the Borrower further covenants and agrees to perform and comply with and abide by each and every of the covenants, agreements, conditions, and stipulations of thereof which are not inconsistent herewith.

         14. This Amendment shall be binding upon and shall inure to the benefit of the heirs, executors, administrators and assigns, or successors and assigns of the respective parties hereto.


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

         15. All pronouns and all variations thereof shall be construed so as to refer to the masculine, feminine, neuter, singular, and plural form thereof as required by the identity of the person or persons or the situation.

         16. This instrument may be executed in one or more counterparts (including telecopied counterpart(s)), each of which shall be deemed an original and all of which taken together shall constitute one and the same instrument.

         17. As amended hereby, the Agreements shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties have executed this First Amendment as of the date and year first above written.

Signed, Sealed and Delivered                   NATIONSBANK, N.A.,
in the presence of:                            a National Banking Association

                                               By: /s/ Nathan Coon
---------------------------                        -----------------
*--------------------------                    Nathan Coon
*(Print Name of Witness)                       Vice President

                                               Address:  1605 Main Street
                                               Sarasota, FL  34236
---------------------------
*--------------------------
*(Print Name of Witness)                       (CORPORATE SEAL)

                                               LENDER

                                               ELCOTEL, INC., a
                                               Delaware corporation

                                               By: /s/ William H. Thompson
---------------------------                        -----------------------
*--------------------------                    William Thompson, Senior Vice
*(Print Name of Witness)                       President

                                               Address: 6428 Parkland Drive
                                               Sarasota, FL  34243

                                               (CORPORATE SEAL)
---------------------------
*--------------------------
*(Print Name of Witness)


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

                                            ELCOTEL DIRECT, INC., a
                                            Delaware corporation

                                            By: /s/ William H. Thompson
---------------------------                 ---------------------------
*--------------------------                 William Thompson,
*(Print Name of Witness)                    Vice President

                                            Address: 6428 Parkland Drive
                                            Sarasota, FL  34243

                                            (CORPORATE SEAL)
---------------------------
*--------------------------
*(Print Name of Witness)

                                            TECHNOLOGY SERVICE GROUP, INC.
                                            (successor by merger with ELCOTEL
                                            HOSPITALITY  SERVICES, INC.), a
                                            Delaware corporation

                                            By: /s/ William H. Thompson
---------------------------                     -----------------------
*--------------------------                 William Thompson,
*(Print Name of Witness)                    Vice President

                                            Address: 6428 Parkland Drive
                                            Sarasota, FL  34243

---------------------------                 (CORPORATE SEAL)
*--------------------------
*(Print Name of Witness)

                                             BORROWER


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